                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K




                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 20, 2003


                MERCHANTS AND MANUFACTURERS BANCORPORATION, INC.
             (Exact name of registrant as specified in its charter)



       WISCONSIN                                            39-1413328
(State or other jurisdiction of                  (I.R.S. employer identification
 incorporation or organization)                               number)



                          COMMISSION FILE NUMBER: 21292



                            19105 WEST CAPITOL DRIVE
                              BROOKFIELD, WI 53045
              (Address of principal executive offices and zip code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (790) 790-2120



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Not Applicable

         (b)      Not Applicable

         (c)      Exhibits.

                                   Exhibit Number                           Description of Exhibits
                               ----------------------      ----------------------------------------------------------

                                         99                Registrant's October 20, 2003 press release announcing
                                                           its 2003 third quarter earnings




ITEM 9.  REGULATION FD DISCLOSURE.  (Provided Under Item 12).

On October 20, 2003, The Registrant issued a press release announcing its 2003 third quarter earnings. A copy of the press release, including unaudited financial information released as a part thereof, is attached as Exhibit 99 to this Current Report on Form 8-K and incorporated by reference herein.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Merchants and Manufacturers Bancorporation, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 20th day of October 2003.


                MERCHANTS AND MANUFACTURERS BANCORPORATION, INC.
                                  (Registrant)



Dated: October 20, 2003            BY: /S/ JAMES C. MROCZKOWSKI
                                       --------------------------
                                   James C. Mroczkowski
                                   Executive Vice President & Chief Financial
                                     Officer
                                   (Principal Financial and Principal Accounting
                                     Officer)

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                                  EXHIBIT INDEX


                        Exhibit Number                                    Description of Exhibits
                  ---------------------------          --------------------------------------------------------------
                              99                       Registrant's October 20, 2003 press release announcing its
                                                       2003 third quarter earnings



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